EXHIBIT 99.1

WaMu Mortgage Pass-Through Certificates, Series 2004-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

New Issue Marketing Materials

$1,192,200,000 (Approximate)

WaMu Mortgage Pass-Through Certificates, Series 2004-AR3

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank FA
Servicer

Bear, Stearns & Co. Inc. Co-Lead Manager and Book-Runner
WaMu Capital Corp. Co-Lead Manager and Book-Runner

RBS Greenwich Capital
Lehman Brothers, Inc.
Underwriters

All statistical Information is preliminary and based upon Information as of April 1, 2004.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 April 6, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.  This information should
be  considered  only  after  reading  the  Bear  Stearns'  Statement   Regarding
Assumptions  as to  Securities,  Pricing  Estimates and Other  Information  (the
"Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this  Statement.  You may obtain a copy of the Statement from your sales  representative.  This  Preliminary  Term Sheet is provided for  information  purposes  only,  and does not  constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not  purport to be  all-inclusive  or to contain all of the  information  that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information  contained herein supersedes  information  contained in any prior term sheet for this transaction.
In addition,  the information contained herein will be superseded by information contained  in term sheets  circulated  after the date hereof and by  information contained in the Prospectus and Prospectus  Supplement for this transaction.  An offering may be made only through the delivery of the  Prospectus and Prospectus
Supplement.

                       COMPUTATIONAL MATERIALS DISCLAIMER

     The attached  tables and other  statistical  analyses  (the  "Computational
Materials")  are  privileged and intended for use by the addressee  only.  These
Computational  Materials  have been  prepared  by Bear,  Stearns & Co.  Inc.  in reliance  upon  information  furnished by the issuer of the  securities  and its affiliates.  These Computational  Materials are furnished to you solely by Bear,
Stearns & Co.  Inc.  and not by the  issuer of the  securities.  They may not be provided to any third party other than the  addressee's  legal,  tax,  financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous  assumptions  were used in preparing the  Computational  Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular  context;  nor as to whether the  Computational  Materials and/or the assumptions  upon which they are based  reflect  present  market  conditions  or future market performance. These Computational Materials should not be construed as either  projections or predictions or as legal, tax,  financial or accounting advice.

     Any weighted average lives,  yields and principal  payment periods shown in the Computational Materials are based on prepayment assumptions,  and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields  and  principal  payment  periods.  In  addition,  it  is  possible  that prepayments on the  underlying  assets will occur at rates slower or faster than the rates shown in the attached  Computational  Materials.  Furthermore,  unless otherwise  provided,  the  Computational  Materials  assume  no  losses  on  the underlying assets and no interest shortfall. The specific characteristics of the securities  may differ from those shown in the  Computational  Materials  due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational  Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to  issuance.  Neither  Bear,  Stearns & Co. Inc. nor any of its affiliates makes any  representation or warranty as to the actual rate or timing of  payments  on any of the  underlying  assets or the  payments or yield on the securities.

     Although a registration  statement  (including the Prospectus)  relating to the  securities  discussed  in  this  communication  has  been  filed  with  the
Securities  and  Exchange  Commission  and is  effective,  the final  prospectus supplement  relating to the securities  discussed in this  communication has not been filed with Securities and Exchange Commission. This communication shall not constitute  an offer to sell or the  solicitation  of an offer to buy nor  shall there be any sale of the securities discussed in this communication in any state
in  which  such  offer,   solicitation  or  sale  would  be  unlawful  prior  to
registration or  qualification  of such securities  under the securities laws of any such state.  Prospective  purchasers  are  referred to the final  prospectus supplement  relating  to the  securities  discussed  in this  communication  for
definitive   Computational   Materials   and  any  matter   discussed   in  this
communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns & Co. Inc. ARM Trading Desk at (212)
272-4976.

     Please  be  advised  that  the  securities  described  herein  may  not  be appropriate  for all investors.  Potential  investors must be willing to assume, among  other  things,  market  price  volatility,  prepayment,  yield  curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 April 6, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.  This information should
be  considered  only  after  reading  the  Bear  Stearns'  Statement   Regarding
Assumptions  as to  Securities,  Pricing  Estimates and Other  Information  (the
"Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this  Statement.  You may obtain a copy of the Statement from your sales  representative.  This  Preliminary  Term Sheet is provided for  information  purposes  only,  and does not  constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not  purport to be  all-inclusive  or to contain all of the  information  that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information  contained herein supersedes  information  contained in any prior term sheet for this transaction.
In addition,  the information contained herein will be superseded by information contained  in term sheets  circulated  after the date hereof and by  information contained in the Prospectus and Prospectus  Supplement for this transaction.  An offering may be made only through the delivery of the Prospetus  and  Prospectus
Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                       $1,192,200,000 (Approx.)
                                       WaMu Mortgage Pass-Through Certificates, Series 2004-AR3
                                                     5/1 Hybrid ARM Mortgage Loans
---------------------------------------------------------------------------------------------------------------------------

                               Expected          Credit                        Mortgage
                               Ratings           Enhancement    Interest       Loan
             Certificate       S&P, Fitch or     Percentage     Rate           Index
Class         Size (1)         Moody's           (2)            Type           Type            Certificate Type
---------------------------------------------------------------------------------------------------------------------------

                                              PUBLICLY OFFERED CERTIFICATES
---------------------------------------------------------------------------------------------------------------------------

                                                                               1-Yr CMT
A-1          $677,000,000      AAA/Aaa           3.15%          Fixed (3)      1-Yr LIBOR      Senior Pass-Through
---------------------------------------------------------------------------------------------------------------------------

                                                                               1-Yr CMT
A-2          $485,200,000      AAA/Aaa           3.15%          Fixed (4)      1-Yr LIBOR      Senior Pass-Through
---------------------------------------------------------------------------------------------------------------------------

                                                                               1-Yr CMT
X            Notional (5)      AAA/Aaa           3.15%          Variable (5)   1-Yr LIBOR      Senior Interest-Only
---------------------------------------------------------------------------------------------------------------------------

                                                                               1-Yr CMT
B-1          $14,400,000       AA/Aa2            1.95%          Variable (6)   1-Yr LIBOR      Subordinate Pass-Through
---------------------------------------------------------------------------------------------------------------------------

B-2          $9,600,000        A/A2              1.15%          Variable (6)   1-Yr LIBOR      Subordinate Pass-Through
                                                                               1-Yr LIBOR
---------------------------------------------------------------------------------------------------------------------------

                                                                               1-Yr CMT
B-3          $6,000,000        BBB/Baa2          0.65%          Variable (6)   1-Yr LIBOR      Subordinate Pass-Through
---------------------------------------------------------------------------------------------------------------------------

                                              PRIVATELY OFFERED CERTIFICATES
---------------------------------------------------------------------------------------------------------------------------

                                                                               1-Yr CMT
B-4          $2,400,000        BB/Ba2            0.45%          Variable (6)   1-Yr LIBOR      Subordinate Pass-Through
---------------------------------------------------------------------------------------------------------------------------

                                                                               1-Yr CMT
B-5          $1,800,000        B/B2              0.30%          Variable (6)   1-Yr LIBOR      Subordinate Pass-Through
---------------------------------------------------------------------------------------------------------------------------
                                                                               1-Yr-CMT
B-6           $3,600,000    Not Rated             ---            Variable (6)  1-Yr LIBOR       Subordinate Pass-Through
---------------------------------------------------------------------------------------------------------------------------

     (1)  The  Certificates  Sizes  are  approximate  and  subject  to a +/- 10%
variance.

     (2) The Credit  Enhancement  percentages are preliminary and are subject to change  based upon the final pool as of the Cut-off Date and  additional  rating agency analysis.

     (3) Up to and including the  Distribution  Date in [March 2009],  the Class
A-1  Certificates  will have a certificate  interest rate equal to the lesser of
(A) the fixed  certificate  interest rate of 3.918% and (B) the Weighted Average
Pass-Through  Rate  of  the  Mortgage  Loans  minus  0.0752525849%.   For  every
Distribution  Date  after the  Distribution  Date in [March  2009],  the Class A
Certificates will have a certificate interest rate equal to the Weighted Average
Pass-Through Rate of the Mortgage Loans. The initial  certificate  interest rate for the first interest accrual period is expected to be approximately 3.918%.

     (4) Up to and including the  Distribution  Date in [March 2009],  the Class
A-2  Certificates  will have a certificate  interest rate equal to the lesser of
(A) the fixed interest rate of 4.243% and (B) the Weighted Average  Pass-Through
Rate of the Mortgage Loans plus 0.105000000%.  For every Distribution Date after the Distribution  Date in [March 2009],  the Class A-2 Certificates  will have a certificate interest rate equal to the Weighted Average Pass-Through Rate of the
Mortgage  Loans.  The initial  certificate  interest rate for the first interest accrual period is expected to be approximately 4.243%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 April 6, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.  This information should
be  considered  only  after  reading  the  Bear  Stearns'  Statement   Regarding
Assumptions  as to  Securities,  Pricing  Estimates and Other  Information  (the
"Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this  Statement.  You may obtain a copy of the Statement from your sales  representative.  This  Preliminary  Term Sheet is provided for  information  purposes  only,  and does not  constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not  purport to be  all-inclusive  or to contain all of the  information  that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information  contained herein supersedes  information  contained in any prior term sheet for this transaction.
In addition,  the information contained herein will be superseded by information contained  in term sheets  circulated  after the date hereof and by  information contained in the Prospectus and Prospectus  Supplement for this transaction.  An offering may be made only through the delivery of the  Prospectus and Prospectus
Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

     (5) Up to and including the Distribution  Date in [March 2009], the Class X
Certificates will have a certificate  interest rate equal to the excess, if any, of (a) the Weighted Average Pass-Through Rate on the Mortgage Loans over (b) the weighted average certificate  interest rate on the Class A Certificates based on a notional balance equal to the aggregate  certificate  principal balance of the
Class A Certificates.  After the Distribution  Date in [March 2009], the Class X
Certificates  will have a notional  balance  equal to zero and will not bear any interest.

     (6) The Class B Certificates will have a certificate interest rate equal to the Weighted  Average  Pass-Through  Rate of the Mortgage Loans. The certificate interest  rate  for  the  first  interest  accrual  period  is  expected  to  be approximately 4.207%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 April 6, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.  This information should
be  considered  only  after  reading  the  Bear  Stearns'  Statement   Regarding
Assumptions  as to  Securities,  Pricing  Estimates and Other  Information  (the
"Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this  Statement.  You may obtain a copy of the Statement from your sales  representative.  This  Preliminary  Term Sheet is provided for  information  purposes  only,  and does not  constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not  purport to be  all-inclusive  or to contain all of the  information  that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information  contained herein supersedes  information  contained in any prior term sheet for this transaction.
In addition,  the information contained herein will be superseded by information contained  in term sheets  circulated  after the date hereof and by  information contained in the Prospectus and Prospectus  Supplement for this transaction.  An offering may be made only through the delivery of the Prospetus  and  Prospectus
Supplement.

WaMu  Mortgage  Pass-Through  Certificates,  Series  2004-AR3  Publicly  Offered
Certificate Computational Materials: Preliminary Term Sheet

Depositor/Master Servicer

     Washington Mutual Mortgage Securities Corp.

Servicer

     Washington Mutual Bank, FA

Underwriters:

     Bear,  Stearns & Co., Inc. (co-lead manager and book-runner),  WaMu Capital
Corp.  (co-lead  manager  and  book-runner),  RBS  Greenwich  Capital and Lehman
Brothers, Inc.

Trustee:

     Deutsche Bank National Trust Company

Cut-off Date:

     April 1, 2004

Closing Date:

     April 27, 2004

Rating Agencies:

     Moody's  Investors  Service,  Inc. and Standard & Poor's, a division of The
McGraw-Hill Companies, Inc.

Legal Structure:

     REMIC

Optional Call:

     5% cleanup call (aggregate portfolio)

Distribution Date:

     25th of each month or next business day, commencing May 25, 2004.

Form of Registration:

     The Offered  Certificates will be issued in book-entry form through DTC and can be made available through Clearstream and Euroclear.

ERISA:

     The Class A-1, Class A-2,  Class B-1, Class B-2 and Class B-3  Certificates
are expected to be ERISA eligible  subject to limitations set forth in the final prospectus  supplement.  Prospective  investors  should  review  with the  legal advisors as to whether the purchase and holding of the  Certificates  could give rise to a transaction  prohibited or not otherwise  permissible under ERISA, the
Code or other similar laws.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 April 6, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.  This information should
be  considered  only  after  reading  the  Bear  Stearns'  Statement   Regarding
Assumptions  as to  Securities,  Pricing  Estimates and Other  Information  (the
"Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this  Statement.  You may obtain a copy of the Statement from your sales  representative.  This  Preliminary  Term Sheet is provided for  information  purposes  only,  and does not  constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not  purport to be  all-inclusive  or to contain all of the  information  that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information  contained herein supersedes  information  contained in any prior term sheet for this transaction.
In addition,  the information contained herein will be superseded by information contained  in term sheets  circulated  after the date hereof and by  information contained in the Prospectus and Prospectus  Supplement for this transaction.  An offering may be made only through the delivery of the Prospetus  and  Prospectus
Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

SMMEA:

     The  Class  A-1,  Class  A-2 and Class B-1  Certificates  are  expected  to constitute "mortgage related securities" for purposes of SMMEA.

Interest Accrual Period:

     The  interest  accrual  period  on  the  Class  A,  Class  X  and  Class  B
Certificates for a given  Distribution Date will be the calendar month preceding the month in which such  Distribution  Date occurs (on a 30/360  basis).  On the
Closing  Date,  the  price to be paid by  investors  for the Class A and Class B
Certificates  will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (26 days).

Advancing Obligation:

     The Master Servicer is obligated to advance  delinquent  mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:

     On each  Distribution  Date,  the Master  Servicer is obligated to remit an amount  equal  to the  lesser  of (1) any  shortfall  for the  previous  month's interest  collections  resulting from  prepayments in full ("Payoffs") made from the 15th day of the calendar month preceding the  Distribution  Date to the last day of the month and (2) the sum of (a) the applicable  monthly master servicing fee, (b) any  reinvestment  income realized by the Master  Servicer  relating to
Payoffs  made  during  the  period  beginning  on the 15th day of the  preceding calendar month and ending on the 14th day of the month of the Distribution  Date and (c) interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.

Servicing Fee:

     [0.375]% per annum of the principal balance of each Mortgage Loan.

Master Servicing Fee:

     [0.050]% per annum of the principal balance of each Mortgage Loan.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 April 6, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.  This information should
be  considered  only  after  reading  the  Bear  Stearns'  Statement   Regarding
Assumptions  as to  Securities,  Pricing  Estimates and Other  Information  (the
"Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this  Statement.  You may obtain a copy of the Statement from your sales  representative.  This  Preliminary  Term Sheet is provided for  information  purposes  only,  and does not  constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not  purport to be  all-inclusive  or to contain all of the  information  that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information  contained herein supersedes  information  contained in any prior term sheet for this transaction.
In addition,  the information contained herein will be superseded by information contained  in term sheets  circulated  after the date hereof and by  information contained in the Prospectus and Prospectus  Supplement for this transaction.  An offering may be made only through the delivery of the Prospetus  and  Prospectus
Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Weighted Average Pass-Through Rate:

     For each Distribution  Date, the weighted average mortgage interest rate on the  Mortgage  Loans  less the per annum  rates at which the  servicing  fee and master servicing fee is calculated

Collateral Description:

     As of the Cut-off  Date,  the aggregate  principal  balance of the Mortgage
Loans  described  herein is expected to be  approximately  $1.2  billion with an
average   balance   of   approximately   $665,085.   The   Mortgage   Loans  are
non-convertible, adjustable rate One-Year CMT or One-Year LIBOR indexed Mortgage
Loans with initial rate adjustments occurring  approximately 60 months after the date of origination of each mortgage loan (the "5/1 ARM").

     Each  mortgage loan is either 1) interest only for the first five years and then converts to  fully-amortizing  over the remaining term of the loan or 2) is fully-amortizing  for the  original  term of the loan.  The  Mortgage  Loans are secured by first liens on one- to four-family residential properties.  Below are the  approximate  assumed  general  characteristics  of the Mortgage Loans as of
April 1, 2004:

-------------------------------------- -------- --------- ---------- --------- ---------- ---------- ---------- ------------

Loan                                   % of     Gross     Net        WAM       Gross      Net        Rate       Roll
Type                                   Pool     WAC       WAC        (mos)     Margin     Margin     Caps       (mos)
-------------------------------------- -------- --------- ---------- --------- ---------- ---------- ---------- ------------

5/1 CMT - Fully Amort.                 7.04%    4.730%    4.305%     359       2.752%     2.327%     5/2/5      59
-------------------------------------- -------- --------- ---------- --------- ---------- ---------- ---------- ------------

5/1CMT - Interest Only                 57.53%   4.620%    4.195%     359       2.750%     2.325%     5/2/5      59
-------------------------------------- -------- --------- ---------- --------- ---------- ---------- ---------- ------------

5/1 LIBOR - Fully Amort.               2.97%    4.817%    4.392%     357       2.264%     1.839%     5/2/5      59
-------------------------------------- -------- --------- ---------- --------- ---------- ---------- ---------- ------------

5/1 LIBOR - Interest Only              32.47%   4.617%    4.192%     359       2.251%     1.826%     5/2/5      59
-------------------------------------- -------- --------- ---------- --------- ---------- ---------- ---------- ------------

Total:                                 100.00   4.632%    4.207%     359       2.573%     2.148%     5/2/5      59
-------------------------------------- -------- --------- ---------- --------- ---------- ---------- ---------- ------------

     Approximately  90% (by  principal  balance) of the mortgage pool allows for payments of interest  only for a term equal to the initial  fixed  period of the mortgage  loan.  After such interest only period,  such mortgage  loan's balance will fully amortize over it's remaining term.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 April 6, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.  This information should
be  considered  only  after  reading  the  Bear  Stearns'  Statement   Regarding
Assumptions  as to  Securities,  Pricing  Estimates and Other  Information  (the
"Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this  Statement.  You may obtain a copy of the Statement from your sales  representative.  This  Preliminary  Term Sheet is provided for  information  purposes  only,  and does not  constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not  purport to be  all-inclusive  or to contain all of the  information  that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information  contained herein supersedes  information  contained in any prior term sheet for this transaction.
In addition,  the information contained herein will be superseded by information contained  in term sheets  circulated  after the date hereof and by  information contained in the Prospectus and Prospectus  Supplement for this transaction.  An offering may be made only through the delivery of the Prospetus  and  Prospectus
Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

     Approximately  6% of the  mortgage  pool  will  be  subject  to  prepayment penalties if the borrower prepays their mortgage loan in full. Generally, if the borrower  repays their loan in any of years one, two or three after  origination they would be required to pay an additional 3%, 2% and 1%, respectively, of such loans outstanding principal balance.  Certificateholders are not entitled to the prepayment penalties.

     NOTE: the  information  related to the Mortgage Loans  described  herein is preliminary  and is meant to reflect  information  as of the Cut-off Date. It is expected that on or prior to the Closing Date,  unscheduled  principal  payments will reduce the principal  balance of the Mortgage  Loans as of the Cut-off Date and may cause a decrease  in the  aggregate  principal  balance of the  Mortgage
Loans, as reflected  herein, of up to 10%.  Consequently,  the initial principal balance of any of the Offered  Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement:

     Credit   Enhancement   for  the   Certificates   will  be   provided  by  a
senior/subordinate shifting interest structure. The Class B Certificates provide credit enhancement for the Class A Certificates.

Cash-Flow Description:

     Distributions  on the  Certificates  will be made on the  25th  day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

Available Funds:

     1.  Payment  of  interest  to  the  holders  of the  Class  A and  Class  X
Certificates at a rate equal to its  Certificate  Interest Rate (as described in notes 3, 4 and 5 to the table on Page 3 hereof);

     2. Payment of principal  to the holders of the Class A  Certificates  in an amount equal to the Senior Principal Distribution Amount

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 April 6, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.  This information should
be  considered  only  after  reading  the  Bear  Stearns'  Statement   Regarding
Assumptions  as to  Securities,  Pricing  Estimates and Other  Information  (the
"Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this  Statement.  You may obtain a copy of the Statement from your sales  representative.  This  Preliminary  Term Sheet is provided for  information  purposes  only,  and does not  constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not  purport to be  all-inclusive  or to contain all of the  information  that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information  contained herein supersedes  information  contained in any prior term sheet for this transaction.
In addition,  the information contained herein will be superseded by information contained  in term sheets  circulated  after the date hereof and by  information contained in the Prospectus and Prospectus  Supplement for this transaction.  An offering may be made only through the delivery of the Prospetus  and  Prospectus
Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

     3.  Payment of  interest  and  principal  sequentially  to the  Subordinate
Certificates in order of their numerical class designations,  beginning with the
Class B-1  Certificates,  so that each such Class shall  receive (a) accrued and unpaid interest at the related Certificate Interest Rate (as described in note 6 to the table on Page 3), and (b) principal in an amount equal to such class' pro rata share of the Subordinate Principal Distribution Amount.

     The Senior Principal Distribution Amount will generally be comprised of the
Senior  Certificates'  pro rata share of scheduled  principal  payments due with respect  to  such  Distribution  Date  and the  Senior  Certificates'  share  of unscheduled principal for such Distribution Date as described below in "Shifting
Interest."

     The Subordinate  Principal  Distribution  Amount for each Distribution Date will generally be comprised of the pro rata share for the Subordinate classes of scheduled  principal due with respect to such  Distribution Date and the portion of unscheduled  principal for such Distribution Date not allocated to the Senior
Certificates.

Shifting Interest:

     The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage  Loans up to and  including  April 2011.  The Senior  Prepayment
Percentage can be reduced to the Senior  Percentage  plus 70%, 60%, 40%, 20% and
0% of the Subordinate  Percentage over the next five years provided that (i) the principal  balance of the Mortgage  Loans 60 days or more  delinquent,  averaged over the last 6 months, as a percentage of the then current principal balance of the Subordinate  Certificates,  does not exceed 50% and (ii) cumulative realized losses for the  Mortgage  Loans do not exceed 30%,  35%,  40%, 45% or 50% of the aggregate  principal  balance of the Subordinate  Certificates as of the Closing
Date for each test date.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 April 6, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.  This information should
be  considered  only  after  reading  the  Bear  Stearns'  Statement   Regarding
Assumptions  as to  Securities,  Pricing  Estimates and Other  Information  (the
"Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this  Statement.  You may obtain a copy of the Statement from your sales  representative.  This  Preliminary  Term Sheet is provided for  information  purposes  only,  and does not  constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not  purport to be  all-inclusive  or to contain all of the  information  that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information  contained herein supersedes  information  contained in any prior term sheet for this transaction.
In addition,  the information contained herein will be superseded by information contained  in term sheets  circulated  after the date hereof and by  information contained in the Prospectus and Prospectus  Supplement for this transaction.  An offering may be made only through the delivery of the Prospetus  and  Prospectus
Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

     Notwithstanding the foregoing,  if after April 2007 the current Subordinate
Percentage is equal to two times the initial Subordinate  Percentage and (i) the principal  balance of the Mortgage  Loans 60 days or more  delinquent,  averaged over the last 6 months, as a percentage of the then current principal balance of the Subordinate  Certificates,  does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans  allocated to the Subordinate  Certificates,  as a
percentage  of  the  aggregate  class  principal   balance  of  the  subordinate
certificates as of the Closing Date, do not exceed 30%, then prepayments will be allocated on a pro rata basis  between the Senior  Certificates  on the one hand and the Subordinate Certificates on the other.

     If in or before April 2007 the current  Subordinate  Percentage  is greater than or  equal to two  times  the  initial  Subordinate  Percentage  and (i) the performance  trigger  described  in  clause  (i)  of the  immediately  preceding paragraph is met and (ii)  cumulative  realized  losses for the  Mortgage  Loans allocated to the  Subordinate  Certificates,  as a percentage  of the  aggregate class principal balance of the Subordinate  Certificates as of the Closing Date,
do not exceed 20%, then 50% of the Subordinate  Certificates'  pro rata share of prepayments will be allocated to the Subordinate Certificates.

     Notwithstanding  the foregoing,  in the event the current Senior Percentage exceeds the initial Senior Percentage,  the Senior Certificates will receive all unscheduled prepayments.

Allocation of Losses:

     Realized  Losses on the Mortgage Loans will be allocated to the most junior class of  Certificates  outstanding  beginning with the Class B-6  Certificates, until the aggregate  Class Principal  Balance of Class B Certificates  have been reduced  to zero.  Thereafter,  Realized  Losses on the  Mortgage  Loans will be allocated to the Class A Certificates.

     Excess losses (bankruptcy, special hazard and fraud losses in excess of the
amounts   established  by  the  rating   agencies)  will  be  allocated  to  the
Certificates on a pro-rata basis.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 April 6, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.  This information should
be  considered  only  after  reading  the  Bear  Stearns'  Statement   Regarding
Assumptions  as to  Securities,  Pricing  Estimates and Other  Information  (the
"Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this  Statement.  You may obtain a copy of the Statement from your sales  representative.  This  Preliminary  Term Sheet is provided for  information  purposes  only,  and does not  constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not  purport to be  all-inclusive  or to contain all of the  information  that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information  contained herein supersedes  information  contained in any prior term sheet for this transaction.
In addition,  the information contained herein will be superseded by information contained  in term sheets  circulated  after the date hereof and by  information contained in the Prospectus and Prospectus  Supplement for this transaction.  An offering may be made only through the delivery of the Prospetus  and  Prospectus
Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

     This  information  is  furnished  to you solely by Bear  Stearns & Co. Inc.
("Bear") and not by the issuer of the securities or any of its affiliates.  Bear is acting as an underwriter in connection with the proposed transaction

Class A-1 to Roll Date
------------------------------- --------------- ------------- -------------- -------------- ------------- --------------

Price: 101-00         10% CPR   15% CPR         20% CPR       25% CPR        30% CPR        40% CPR       50% CPR
--------------------- --------- --------------- ------------- -------------- -------------- ------------- --------------

Yield (%)             3.59      3.54            3.48          3.42           3.36           3.19          2.98

WAL (yr)              3.80      3.34            2.95          2.59           2.28           1.77          1.37

MDUR (yr)             3.44      3.05            2.70          2.39           2.12           1.66          1.31

First Prin            5/25/2004 5/25/2004       5/25/2004     5/25/2004      5/25/2004      5/25/2004     5/25/2004

Last Prin             3/25/2009 3/25/2009       3/25/2009     3/25/2009      3/25/2009      3/25/2009     3/25/2009

Class A-1 to Maturity Date
------------------------------- --------------- ------------- -------------- -------------- ------------- --------------

Price: 101-00          10% CPR     15% CPR       20% CPR      25% CPR         30% CPR        40% CPR      50% CPR
--------------------- --------- --------------- ------------- -------------- -------------- ------------- --------------

Yield (%)             3.50      3.49            3.46          3.42           3.36           3.21          2.99

WAL (yr)              7.69      5.53            4.21          3.33           2.72           1.91          1.42

MDUR (yr)             6.07      4.58            3.62          2.94           2.45           1.78          1.34

First Prin            5/25/2004 5/25/2004       5/25/2004     5/25/2004      5/25/2004      5/25/2004     5/25/2004

Last Prin             4/25/2034 4/25/2034       4/25/2034     4/25/2034      4/25/2034      4/25/2034     4/25/2034

Class A-2 to Roll Date
------------------------------- --------------- ------------- -------------- -------------- ------------- --------------

Price: 101-16          10% CPR     15% CPR       20% CPR      25% CPR         30% CPR        40% CPR      50% CPR
--------------------- --------- --------------- ------------- -------------- -------------- ------------- --------------

Yield (%)             3.76      3.69            3.62          3.53           3.44           3.21          2.91

WAL (yr)              3.80      3.34            2.95          2.59           2.28           1.77          1.37

MDUR (yr)             3.42      3.03            2.69          2.38           2.11           1.66          1.31

First Prin            5/25/2004 5/25/2004       5/25/2004     5/25/2004      5/25/2004      5/25/2004     5/25/2004

Last Prin             3/25/2009 3/25/2009       3/25/2009     3/25/2009      3/25/2009      3/25/2009     3/25/2009

Class A-2 to Maturity Date
------------------------------- --------------- ------------- -------------- -------------- ------------- --------------

Price: 101-16          10% CPR     15% CPR       20% CPR      25% CPR         30% CPR        40% CPR      50% CPR
--------------------- --------- --------------- ------------- -------------- -------------- ------------- --------------

Yield (%)             3.61      3.60            3.56          3.51           3.43           3.22          2.93

WAL (yr)              7.69      5.53            4.21          3.33           2.72           1.91          1.42

MDUR (yr)             5.99      4.53            3.59          2.92           2.44           1.77          1.34

First Prin            5/25/2004 5/25/2004       5/25/2004     5/25/2004      5/25/2004      5/25/2004     5/25/2004

Last Prin             4/25/2034 4/25/2034       4/25/2034     4/25/2034      4/25/2034      4/25/2034     4/25/2034

          *Yield Tables are run from a Closing Date of April 27, 2004.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 April 6, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.  This information should
be  considered  only  after  reading  the  Bear  Stearns'  Statement   Regarding
Assumptions  as to  Securities,  Pricing  Estimates and Other  Information  (the
"Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this  Statement.  You may obtain a copy of the Statement from your sales  representative.  This  Preliminary  Term Sheet is provided for  information  purposes  only,  and does not  constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not  purport to be  all-inclusive  or to contain all of the  information  that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information  contained herein supersedes  information  contained in any prior term sheet for this transaction.
In addition,  the information contained herein will be superseded by information contained  in term sheets  circulated  after the date hereof and by  information contained in the Prospectus and Prospectus  Supplement for this transaction.  An offering may be made only through the delivery of the Prospetus  and  Prospectus
Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

     This  information  is  furnished  to you solely by Bear  Stearns & Co. Inc.
("Bear") and not by the issuer of the securities or any of its affiliates.  Bear is acting as an underwriter in connection with the proposed transaction.

Class B-1 to Roll Date
------------------------------- --------------- ------------- -------------- ------------- -------------- --------------

Price: 99-00       10% CPR      15% CPR         20% CPR       25% CPR        30% CPR       40% CPR        50% CPR
------------------ ------------ --------------- ------------- -------------- ------------- -------------- --------------

Yield (%)          4.41         4.41            4.42          4.43           4.44          4.47           4.50

WAL (yr)           4.89         4.87            4.61          4.33           4.08          3.56           3.06

MDUR (yr)          4.33         4.31            4.10          3.87           3.66          3.21           2.78

First Prin         5/25/2004    5/25/2004       5/25/2004     5/25/2004      5/25/2004     5/25/2004      5/25/2004

Last Prin          3/25/2009    3/25/2009       3/25/2009     3/25/2009      3/25/2009     3/25/2009      3/25/2009

Class B-1 to Maturity Date
------------------------------- --------------- ------------- -------------- ------------- -------------- --------------

Price: 99-00        10% CPR        15% CPR       20% CPR      25% CPR         30% CPR       40% CPR       50% CPR
------------------ ------------ --------------- ------------- -------------- ------------- -------------- --------------

Yield (%)          3.86         3.99            4.10          4.19           4.25          4.36           4.45

WAL (yr)           12.76        9.44            7.26          6.01           5.19          4.03           3.26

MDUR (yr)          9.45         7.39            5.92          5.04           4.44          3.55           2.93

First Prin         5/25/2004    5/25/2004       5/25/2004     5/25/2004      5/25/2004     5/25/2004      5/25/2004

Last Prin          4/25/2034    4/25/2034       4/25/2034     4/25/2034      4/25/2034     4/25/2034      4/25/2034

Class B-2 to Roll Date
------------------------------- --------------- ------------- -------------- ------------- -------------- --------------

Price: 97-24        10% CPR        15% CPR       20% CPR      25% CPR         30% CPR       40% CPR       50% CPR
------------------ ------------ --------------- ------------- -------------- ------------- -------------- --------------

Yield (%)          4.70         4.70            4.73          4.76           4.79          4.86           4.96

WAL (yr)           4.89         4.87            4.61          4.33           4.08          3.56           3.06

MDUR (yr)          4.32         4.30            4.09          3.86           3.65          3.20           2.77

First Prin         5/25/2004    5/25/2004       5/25/2004     5/25/2004      5/25/2004     5/25/2004      5/25/2004

Last Prin          3/25/2009    3/25/2009       3/25/2009     3/25/2009      3/25/2009     3/25/2009      3/25/2009

Class B-2 to Maturity Date
------------------------------- --------------- ------------- -------------- ------------- -------------- --------------

Price: 97-24        10% CPR        15% CPR       20% CPR      25% CPR         30% CPR       40% CPR       50% CPR
------------------ ------------ --------------- ------------- -------------- ------------- -------------- --------------

Yield (%)          3.99         4.16            4.32          4.44           4.54          4.72           4.88

WAL (yr)           12.76        9.44            7.26          6.01           5.19          4.03           3.26

MDUR (yr)          9.40         7.35            5.88          5.01           4.42          3.53           2.91

First Prin         5/25/2004    5/25/2004       5/25/2004     5/25/2004      5/25/2004     5/25/2004      5/25/2004

Last Prin          4/25/2034    4/25/2034       4/25/2034     4/25/2034      4/25/2034     4/25/2034      4/25/2034

          *Yield Tables are run from a Closing Date of April 27, 2004.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 April 6, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.  This information should
be  considered  only  after  reading  the  Bear  Stearns'  Statement   Regarding
Assumptions  as to  Securities,  Pricing  Estimates and Other  Information  (the
"Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this  Statement.  You may obtain a copy of the Statement from your sales  representative.  This  Preliminary  Term Sheet is provided for  information  purposes  only,  and does not  constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not  purport to be  all-inclusive  or to contain all of the  information  that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information  contained herein supersedes  information  contained in any prior term sheet for this transaction.
In addition,  the information contained herein will be superseded by information contained  in term sheets  circulated  after the date hereof and by  information contained in the Prospectus and Prospectus  Supplement for this transaction.  An offering may be made only through the delivery of the Prospetus  and  Prospectus
Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

     This  information  is  furnished  to you solely by Bear  Stearns & Co. Inc.
("Bear") and not by the issuer of the securities or any of its affiliates.  Bear is acting as an underwriter in connection with the proposed transaction.

Class B-3 to Roll Date
------------------------------- --------------- ------------- -------------- ------------- -------------- --------------

Price: 97-4        10% CPR      15% CPR         20% CPR       25% CPR        30% CPR       40% CPR        50% CPR
------------------ ------------ --------------- ------------- -------------- ------------- -------------- --------------

Yield (%)          4.85         4.85            4.88          4.92           4.96          5.06           5.19

WAL (yr)           4.89         4.87            4.61          4.33           4.08          3.56           3.06

MDUR (yr)          4.31         4.30            4.08          3.85           3.64          3.19           2.76

First Prin         5/25/2004    5/25/2004       5/25/2004     5/25/2004      5/25/2004     5/25/2004      5/25/2004

Last Prin          3/25/2009    3/25/2009       3/25/2009     3/25/2009      3/25/2009     3/25/2009      3/25/2009

Class B-3 to Maturity Date
------------------------------- --------------- ------------- -------------- ------------- -------------- --------------

Price: 97-4         10% CPR        15% CPR       20% CPR      25% CPR         30% CPR       40% CPR       50% CPR
------------------ ------------ --------------- ------------- -------------- ------------- -------------- --------------

Yield (%)          4.06         4.25            4.43          4.57           4.69          4.90           5.10

WAL (yr)           12.76        9.44            7.26          6.01           5.19          4.03           3.26

MDUR (yr)          9.38         7.33            5.87          5.00           4.41          3.52           2.90

First Prin         5/25/2004    5/25/2004       5/25/2004     5/25/2004      5/25/2004     5/25/2004      5/25/2004

Last Prin          4/25/2034    4/25/2034       4/25/2034     4/25/2034      4/25/2034     4/25/2034      4/25/2034

Class X-1 to Maturity Date or Roll Date
----------------------------------------------- ------------- -------------- ------------- -------------- --------------

Price: 00-9         10% CPR        15% CPR       20% CPR      25% CPR         30% CPR       40% CPR       50% CPR
------------------ ------------ --------------- ------------- -------------- ------------- -------------- --------------

Yield (%)          38.76        32.06           25.21         18.14          10.80         -4.74          -21.77

MDUR (yr)          1.35         1.39            1.43          1.47           1.51          1.62           1.76

          *Yield Tables are run from a Closing Date of April 27, 2004.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976 April 6, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.  This information should
be  considered  only  after  reading  the  Bear  Stearns'  Statement   Regarding
Assumptions  as to  Securities,  Pricing  Estimates and Other  Information  (the
"Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this  Statement.  You may obtain a copy of the Statement from your sales  representative.  This  Preliminary  Term Sheet is provided for  information  purposes  only,  and does not  constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not  purport to be  all-inclusive  or to contain all of the  information  that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information  contained herein supersedes  information  contained in any prior term sheet for this transaction.
In addition,  the information contained herein will be superseded by information contained  in term sheets  circulated  after the date hereof and by  information contained in the Prospectus and Prospectus  Supplement for this transaction.  An offering may be made only through the delivery of the Prospetus  and  Prospectus
Supplement.

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

     The information contained in the attached materials (the "Information") may include  various forms of performance  analysis,  security  characteristics  and securities  pricing  estimates  for the  securities  addressed.  Please read and
understand  this  entire  statement   before  utilizing  the  Information.   The
Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data  supplied  to it by the issuer,  the issuer has not participated in its preparation and makes no  representations  regarding its accuracy  or  completeness.  Should you receive  Information  that refers to the
"Statement  Regarding  Assumptions and Other Information",  please refer to this statement instead.

     The  Information  is  illustrative  and is not  intended to predict  actual
results,   which  may  differ   substantially  from  those,   reflected  in  the
Information.  Performance  analysis is based on certain assumptions with respect to significant  factors that may prove not to be assumed.  You should understand the  assumptions  and evaluate  whether they are  appropriate for your purposes.
Performance  results  are  based  on  mathematical  models  that use  inputs  to calculate results. As with all models, results may vary significantly  depending upon the value of the inputs given.  Inputs to these models  include but are not limited to:  prepayment  expectations  (econometric  prepayment  models,  single expected  lifetime  prepayments or a vector of periodic  prepayments),  interest rate  assumptions  (parallel  and  nonparallel  changes for  different  maturity instruments),  collateral  assumptions (actual pool level data,  aggregated pool level  data,  reported  factors  or  imputed  factors),  volatility  assumptions
(historically  observed or implied  current) and reported  information  (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary  making the  results  difficult  for any third  party to  reproduce.
Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

     The Information addresses only certain aspects of the applicable security's characteristics  and thus does not provide a complete  assessment.  As such, the
Information may not reflect the impact of all structural  characteristics of the security,  including  call  events and cash flow  priorities  at all  prepayment speeds and/or interest rates.  You should consider whether the behavior of these securities should be tested at assumptions  different from those included in the
Information. The assumptions underlying the Information, including structure and collateral,  may be modified from time to time to reflect changed circumstances.
Any investment  decision  should be based only on the data in the prospectus and the prospectus  supplement or private placement  memorandum (Offering Documents)
and the then current version of the Information. Offering Documents contain data that is  current  as of their  publication  dates and after  publication  may no longer be  complete or  current.  Contact  your  registered  representative  for
Offering Documents, current Information or additional materials, including other models or performance  analysis,  which are likely to produce different results, and any other further explanation regarding the Information.

     Any  pricing  estimates  Bear  Stearns  has  supplied  at your  request (a)
represent  our view,  at the time  determined,  of the  investment  value of the securities  between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity,  (b) do not constitute a bid by any person for any security,  (c ) may not  constitute  prices at which the  securities  could have been  purchased or sold in any market,  (d) have not been  confirmed by actual trades,  may vary from the value Bear Stearns  assigns any such security while in its inventory, and may not take into account the size of a  position  you have in the  security,  and (e) may have been  derived  from matrix pricing that uses data relating to other securities whose prices are more readily  ascertainable  to produce a  hypothetical  price based on the estimated yield spread relationship between the securities.

     General Information:  The data underlying the Information has been obtained from sources that we believe are reliable,  but we do not guarantee the accuracy of the  underlying  data or  computations  based  thereon.  Bear Stearns  and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions  with the issuer
or  its  affiliates.   We  act  as  principal  in  transactions  with  you,  and
accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting  considerations applicable to you. Bear
Stearns shall not be a fiduciary or advisor  unless we have agreed in writing to receive compensation  specifically to act in such capacities. If you are subject to ERISA,  the  Information is being furnished on the condition that it will not form a primary  basis for any  investment  decision.  The  Information  is not a solicitation  of any  transaction  in  securities  which  may be  made  only  by prospectus  when required by law, in which event you may obtain such  prospectus from Bear Stearns.

                                                               Exhibit I
                                       WaMu Mortgage Pass-Through Certificates, Series 2004-AR3
                                                          Collateral Summary

-----------------------------------------------------------------------------------------------------------------------------------

Stratification                                                                                                       Total
-----------------------------------------------------------------------------------------------------------------------------------

Total Pool

Number of Loans                                                                                                              1,804

Unpaid Principal Balance                                                                                            $1,200,000,000

Average UPB                                                                                                               $665,085

Minimum Unpaid Principal Balance                                                                                          $334,000

Maximum Unpaid Principal Balance                                                                                        $1,500,000

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Weighted Averages                                                                  Minimum           Maximum               Total

Gross Coupon                                                                         3.375%             5.875%              4.632%

Net Coupon                                                                           2.950%             5.450%              4.207%

Original Term (months)                                                                  180                360                 360

Stated Remaining Term to Maturity (months)                                              180                360                 359

Loan to Value (where available)                                                       3.55%             95.00%              64.53%

Credit Score (where available)                                                          620                817                 746

Gross Margin                                                                         2.200%             3.125%              2.573%

Net Margin                                                                           1.775%             2.700%              2.148%

Rate Cap at First Adjustment                                                         5.000%             5.000%              5.000%

Periodic Rate Cap                                                                    2.000%             2.000%              2.000%

Maximum Interest Rate                                                                8.375%            10.875%              9.634%

Months to Roll                                                                           51                 60                  59

Seasoning (months)                                                                        0                  9                   1

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Loan Type/Index

5 Year Fixed / 1 Year  CMT                                                                                                  64.57%

5 Year Fixed / 1 Year  LIBOR                                                                                                35.43%

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Interest Only

5 Year Interest Only Period                                                                                                 90.00%

Fully Amortizing                                                                                                            10.00%

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Principal Balances

$300,001  -  $400,000                                                                                                        8.41%

$400,001  -  $500,000                                                                                                       16.15%

$500,001  -  $600,000                                                                                                       13.38%

$600,001  -  $700,000                                                                                                       11.62%

$700,001  -  $800,000                                                                                                        8.58%

$800,001  -  $900,000                                                                                                        6.86%

$900,001  -  $1,000,000                                                                                                     12.92%

$1,000,001  -  $1,100,000                                                                                                    3.58%

$1,100,001  -  $1,200,000                                                                                                    5.25%

$1,200,001  -  $1,300,000                                                                                                    3.57%

$1,300,001  -  $1,400,000                                                                                                    2.72%

$1,400,001  -  $1,500,000                                                                                                    6.98%

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States > 2%

California                                                                                                                  74.45%

Colorado                                                                                                                     2.29%

Connecticut                                                                                                                  2.22%

Illinois                                                                                                                     2.33%

New York                                                                                                                     4.70%

Washington                                                                                                                   2.98%

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     The  information  contained  herein has been prepared solely for the use of
Bear,  Stearns & Co.,  Inc.  and has not been  independently  verified  by Bear,
Stearns & Co., Inc.  Accordingly,  Bear, Stearns & Co., Inc. makes no express or implied  representations  or warranties of any kind and expressly  disclaims all liability  for any use or misuse of the contents  hereof.  Bear,  Stearns & Co.,
Inc.  assumes no  responsibility  for the  accuracy  of any  material  contained herein.  The information  contained herein will be superseded by the description of the mortgage loans contained in the prospectus  supplement.  Such information supercedes the information in all prior collateral term

Stratification                                                                                                      Total
----------------------------------------------------------------------------------------------------------------------------------

Gross Coupon

3.001%  -  3.500%                                                                                                           0.09%

3.501%  -  4.000%                                                                                                           1.85%

4.001%  -  4.500%                                                                                                          34.94%

4.501%  -  5.000%                                                                                                          57.20%

5.001%  -  5.500%                                                                                                           5.72%

5.501%  -  6.000%                                                                                                           0.21%

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Gross Margin

2.200%                                                                                                                      0.05%

2.250%                                                                                                                     35.23%

2.500%                                                                                                                      0.05%

2.600%                                                                                                                      0.07%

2.625%                                                                                                                      0.07%

2.650%                                                                                                                      0.05%

2.750%                                                                                                                     64.43%

3.125%                                                                                                                      0.04%

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Maximum Interest Rate

8.000%  -  8.499%                                                                                                           0.04%

8.500%  -  8.999%                                                                                                           0.29%

9.000%  -  9.499%                                                                                                          20.04%

9.500%  -  9.999%                                                                                                          68.92%

10.000%  -  10.499%                                                                                                        10.12%

10.500%  -  10.999%                                                                                                         0.60%

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Credit Score

NA                                                                                                                          0.03%

600 - 649                                                                                                                   0.87%

650 - 699                                                                                                                   3.49%

700 - 749                                                                                                                  47.08%

750 - 799                                                                                                                  46.18%

800 - 849                                                                                                                   2.35%

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Property Type

2-4 Family                                                                                                                  0.04%

Condominium                                                                                                                 8.12%

Co-op                                                                                                                       0.70%

Single Family                                                                                                              91.14%

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Occupancy

Investor                                                                                                                    0.11%

Primary Residence                                                                                                          96.81%

Second Home                                                                                                                 3.08%

----------------------------------------------------------------------------------------------------------------------------------

Loan Purpose

Cash Out                                                                                                                   32.43%

Purchase                                                                                                                   24.61%

Rate/Term Refinance                                                                                                        42.95%

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     The  information  contained  herein has been prepared solely for the use of
Bear,  Stearns & Co.,  Inc.  and has not been  independently  verified  by Bear,
Stearns & Co., Inc.  Accordingly,  Bear, Stearns & Co., Inc. makes no express or implied  representations  or warranties of any kind and expressly  disclaims all liability  for any use or misuse of the contents  hereof.  Bear,  Stearns & Co.,
Inc.  assumes no  responsibility  for the  accuracy  of any  material  contained herein.  The information  contained herein will be superseded by the description of the mortgage loans contained in the prospectus  supplement.  Such information supercedes the information in all prior collateral term

Stratification                                                                                             Total
---------------------------------------------------------------------------------------------------------------------------------

Loan To Value Ratio

NA                                                                                                                         2.32%

00.01%   -  30.00%                                                                                                         2.53%

30.01%   -  40.00%                                                                                                         3.53%

40.01%   -  50.00%                                                                                                         8.52%

50.01%   -  55.00%                                                                                                         6.65%

55.01%   -  60.00%                                                                                                         8.39%

60.01%   -  65.00%                                                                                                        12.61%

65.01%   -  70.00%                                                                                                        18.74%

70.01%   -  75.00%                                                                                                        19.87%

75.01%   -  80.00%                                                                                                        16.10%

80.01%   -  85.00%                                                                                                         0.06%

85.01%   -  90.00%                                                                                                         0.52%

90.01%   -  95.00%                                                                                                         0.16%

---------------------------------------------------------------------------------------------------------------------------------

Month of First Rate Adjustment

07/01/08                                                                                                                   0.04%

09/01/08                                                                                                                   0.10%

11/01/08                                                                                                                   0.09%

12/01/08                                                                                                                   0.41%

01/01/09                                                                                                                   1.81%

02/01/09                                                                                                                   8.93%

03/01/09                                                                                                                  37.12%

04/01/09                                                                                                                  51.51%

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Document Type

Full Documentation                                                                                                        19.08%

Reduced Documentation                                                                                                     80.92%

---------------------------------------------------------------------------------------------------------------------------------

Remaining Term to Stated Maturity

176 -- 180                                                                                                                 0.04%

350 -- 354                                                                                                                 0.14%

355 -- 360                                                                                                                99.82%

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Prepayment Penalty

1 Year Term (3%,2%,1% Step Penalty)                                                                                        0.40%

3 Year Term (3%,2%,1% Step Penalty)                                                                                        5.87%

None                                                                                                                      93.73%

---------------------------------------------------------------------------------------------------------------------------------

     The  information  contained  herein has been prepared solely for the use of
Bear,  Stearns & Co.,  Inc.  and has not been  independently  verified  by Bear,
Stearns & Co., Inc.  Accordingly,  Bear, Stearns & Co., Inc. makes no express or implied  representations  or warranties of any kind and expressly  disclaims all liability  for any use or misuse of the contents  hereof.  Bear,  Stearns & Co.,
Inc.  assumes no  responsibility  for the  accuracy  of any  material  contained herein.  The information  contained herein will be superseded by the description of the mortgage loans contained in the prospectus  supplement.  Such information supercedes the information in all prior collateral term

Stratification                                                                                                   Total
---------------------------------------------------------------------------------------------------------------------------------

California Zip Concentration
------------------------------
Northern California                                                                                                       38.45%

Southern California                                                                                                       36.00%

Other                                                                                                                     25.55%

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Top 50 Zip Codes (CA Only)

94010 HILLSBOROUGH,CA                                                                                                      1.24%

90049 LOS ANGELES,CA                                                                                                       1.24%

95070 SARATOGA,CA                                                                                                          1.10%

94506 DANVILLE,CA                                                                                                          1.10%

90272 PACIFIC PALISADES,CA                                                                                                 1.04%

94022 LOS ALTOS,CA                                                                                                         1.03%

94941 MILL VALLEY,CA                                                                                                       0.99%

92651 LAGUNA BEACH,CA                                                                                                      0.96%

94062 REDWOOD CITY,CA                                                                                                      0.95%

94025 MENLO PARK,CA                                                                                                        0.93%

92067 RANCHO SANTA FE,CA                                                                                                   0.89%

90210 BEVERLY HILLS,CA                                                                                                     0.89%

90265 MALIBU,CA                                                                                                            0.86%

95014 CUPERTINO,CA                                                                                                         0.81%

94526 DANVILLE,CA                                                                                                          0.81%

94024 LOS ALTOS,CA                                                                                                         0.80%

94539 FREMONT,CA                                                                                                           0.76%

91302 CALABASAS,CA                                                                                                         0.76%

94566 PLEASANTON,CA                                                                                                        0.74%

90077 LOS ANGELES,CA                                                                                                       0.71%

94904 KENTFIELD,CA                                                                                                         0.70%

95120 SAN JOSE,CA                                                                                                          0.70%

94583 SAN RAMON,CA                                                                                                         0.70%

93108 SANTA BARBARA,CA                                                                                                     0.70%

92660 NEWPORT BEACH,CA                                                                                                     0.67%

92679 COTO DE CAZA,CA                                                                                                      0.64%

94611 PIEDMONT,CA                                                                                                          0.61%

90266 MANHATTAN BEACH,CA                                                                                                   0.58%

94549 LAFAYETTE,CA                                                                                                         0.57%

92603 IRVINE,CA                                                                                                            0.54%

94920 TIBURON,CA                                                                                                           0.53%

94301 PALO ALTO,CA                                                                                                         0.53%

94901 SAN RAFAEL,CA                                                                                                        0.52%

92037 LA JOLLA,CA                                                                                                          0.52%

92024 ENCINITAS,CA                                                                                                         0.50%

90274 PALOS VERDES ESTATES,CA                                                                                              0.50%

94507 ALAMO,CA                                                                                                             0.49%

94070 SAN CARLOS,CA                                                                                                        0.48%

94568 DUBLIN,CA                                                                                                            0.46%

90046 LOS ANGELES,CA                                                                                                       0.46%

90064 LOS ANGELES,CA                                                                                                       0.45%

94939 LARKSPUR,CA                                                                                                          0.44%

95037 MORGAN HILL,CA                                                                                                       0.44%

92672 SAN CLEMENTE,CA                                                                                                      0.44%

92663 NEWPORT BEACH,CA                                                                                                     0.42%

94402 SAN MATEO,CA                                                                                                         0.40%

94404 FOSTER CITY,CA                                                                                                       0.40%

94028 PORTOLA VALLEY,CA                                                                                                    0.40%

95125 SAN JOSE,CA                                                                                                          0.39%

92627 COSTA MESA,CA                                                                                                        0.39%

92130 SAN DIEGO,CA                                                                                                         0.39%

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     The  information  contained  herein has been prepared solely for the use of
Bear,  Stearns & Co.,  Inc.  and has not been  independently  verified  by Bear,
Stearns & Co., Inc.  Accordingly,  Bear, Stearns & Co., Inc. makes no express or implied  representations  or warranties of any kind and expressly  disclaims all liability  for any use or misuse of the contents  hereof.  Bear,  Stearns & Co.,
Inc.  assumes no  responsibility  for the  accuracy  of any  material  contained herein.  The information  contained herein will be superseded by the description of the mortgage loans contained in the prospectus  supplement.  Such information supercedes the information in all prior collateral term